RYDEX SERIES FUNDS

                     Supplement dated April 12, 2006 to the
           Rydex Series Funds Investor and H-Class Shares Prospectus,
                   Advisor and H-Class Shares Prospectus, and
                      A-Class and C-Class Shares Prospectus
                              Dated August 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX SERIES FUNDS PROSPECTUSES (THE
"PROSPECTUSES") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THOSE PROSPECTUSES.

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On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that causes certain income from commodity-linked swaps in which the Commodities Fund (the "Fund") invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling limits the extent to which the Fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income.

On April 10, 2006, the Fund received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked structured notes held by the Fund will produce qualifying income for purposes of the mutual fund qualification tests. Rydex Investments (the "Advisor") believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in these commodities-linked structured notes in lieu of commodity-linked swaps.

In connection with the decision to invest in commodity-linked structured notes, the Fund will no longer offer unlimited exchange privileges, and will no longer be suitable for purchase by active investors. Effective May 1, 2006, shareholders of the Fund will be restricted to no more than one substantive redemption out of the Fund within any ninety-day period. In addition, the Advisor has contractually agreed to waive a portion of its fees so that the Fund's total annual operating expenses will be not more than 1.20% for H-Class and A-Class Shares and 1.95% for C-Class Shares per annum of the average monthly net assets of the Fund until May 1, 2007.

UNDER THE HEADING "FEES AND EXPENSES," ON PAGE 63 OF THE INVESTOR AND H-CLASS SHARES PROSPECTUS, PAGE 64 OF THE ADVISOR AND H-CLASS SHARES PROSPECTUS, AND PAGE 68 OF THE A-CLASS AND C-CLASS SHARES PROSPECTUS, THE LINE IN THE TABLE ENTITLED "TOTAL ANNUAL FUND OPERATING EXPENSES" HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

                                          A-CLASS                      C-CLASS                      H-CLASS
-------------------------------------------------------------------------------------------------------------------
CONTRACTUAL FEE
WAIVER(5)                                 (0.35)%                      (0.35)%                      (0.35)%
TOTAL ANNUAL FUND
OPERATING EXPENSES                          1.20%                        1.95%                        1.20%

(5) The Advisor has contractually agreed to waive fees until at least May 1, 2007.


IN ADDITION, IN THE "EXAMPLE," THE ONE YEAR NUMBERS HAVE BEEN DELETED AND
REPLACED WITH THE FOLLOWING:

COMMODITIES FUND                                                        1 YEAR                      3 YEARS
-------------------------------------------------------------------------------------------------------------------
A-CLASS SHARES                IF YOU SELL YOUR
C-CLASS SHARES                SHARES AT THE END                          $595                        $849
                              OF THE PERIOD:                             $205                        $633
                              IF YOU DO NOT SELL
                              YOUR SHARES AT
                              THE END OF THE
                              PERIOD:                                    $305                        $633
H-CLASS SHARES                                                           $126                        $392

UNDER THE HEADING "MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK--PRINCIPAL RISKS OF INVESTING IN THE FUNDS," ON PAGE 108 OF THE INVESTOR AND H-CLASS SHARES PROSPECTUS, PAGE 112 OF THE ADVISOR AND H-CLASS SHARES PROSPECTUS, AND PAGE 125 OF THE A-CLASS AND C-CLASS SHARES PROSPECTUS, THE SECTION "TAX RISK (COMMODITIES
FUND)" HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING DISCLOSURE:

TAX RISK (COMMODITIES FUND) - As noted above, the Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of the income produced by swap contracts and certain other commodity-linked derivative instruments as qualifying income has been addressed in Rev. Rul. 2006-1 issued December 16, 2005. The Fund will therefore restrict its income from commodity-linked swaps to a maximum of 10 percent of its gross income.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in these commodities-linked structured notes. See "Tax Information."

UNDER THE HEADING "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES," ON PAGE 121 OF THE INVESTOR AND H-CLASS SHARES PROSPECTUS, PAGE 124 OF THE ADVISOR AND H-CLASS SHARES PROSPECTUS, AND PAGE 140 OF THE A-CLASS AND C-CLASS SHARES PROSPECTUS, THE FIRST SENTENCE OF THE PARAGRAPH HAS BEEN DELETED AND REPLACED WITH THE SENTENCE BELOW.

"Because the Funds, except for the Commodities Fund, are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of

Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares."

IN ADDITION, THE FOLLOWING PARAGRAPH HAS BEEN ADDED AFTER THE EXISTING TEXT:

"Unlike most other Rydex Funds, the Commodities Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus. Effective May 1, 2006, the Fund will restrict shareholders to no more than one substantive redemption out of the Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. For purposes of applying the Fund's policies, Rydex Investments may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex Investments reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above."

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.